 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	July 29, 2014 (April 9, 2014)

SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Florida	001-15931	98-0695811
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Kuanggong Road and Tiyu Road, 10th Floor, ChengshiXin Yong She, Tiyu Road, Xinhua District, Pingdingshan, Henan Province People’s Republic of China	467000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	+86-3752882999

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) hereby amends and restates the Current Report on Form 8-K (the “Original Report’) filed with the Securities and Exchange Commission on April 11, 2014. Specifically, Item 4.01 has been reproduced in this Amendment with additional information regarding the previously omitted explanatory paragraph regarding uncertainty as to the registrant’s ability to continue as a going concern that was included in the audit report by the registrant’s former independent auditor for the fiscal year ended June 30, 2013 as described more fully below. This Amendment also amends the Original Report to include an updated Exhibit 16 from the registrant’s former independent auditor after its review of the changes made in this Amendment. Unless otherwise indicated in this Current Report on Form 8-K/A, this Amendment continues to describe conditions as of the date of the Original Report, and the disclosures herein have not been updated to reflect events, results or developments that have occurred after the Original Report, or to modify or update those disclosures affected by subsequent events.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Effective April 9, 2014, the registrant terminated Friedman LLP (“Friedman”) as its independent auditors.  This action was approved by the Audit Committee of the registrant’s Board of Directors (the “Board”), and ratified by the Board.

The reports of Friedman on the registrant’s financial statements as of June 30, 2013 and 2012 and for the years ended June 30, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report of Friedman on the registrant’s financial statements for its fiscal year ending June 30, 2013 contained an explanatory paragraph which noted that the registrant had a working capital deficiency which raised substantial doubt about the registrant’s ability to continue as a going concern.

In connection with the audits of the registrant’s financial statements for the fiscal periods ended June 30, 2013 and 2012, and through April 9, 2014, there were: (i) no disagreements between the registrant and Friedman on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Friedman, would have caused Friedman to make reference to the subject matter of the disagreement in its reports on the registrant’s financial statements for such periods, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

On April 9, 2014, the registrant engaged HHC, LLP (“HHC”) as its independent registered accounting firm.  During its two most recent fiscal years ended June 30, 2013 and 2012, and the subsequent interim period through the engagement of HHC on April 9, 2014, the registrant did not consult with HHC on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the registrant’s financial statements, and HHC did not provide either a written report or oral advice to the registrant that was an important factor considered by the registrant in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The registrant provided Friedman a copy of the disclosures contained herein and requested that Friedman furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Friedman agrees with its statements in this Item 4.01.  A copy of the letter dated July 29, 2014, furnished by Friedman in response to such request, is filed as Exhibit 16 to this Form 8-K.

Item 9.01	Financial Statement and Exhibits.

(d)	EXHIBITS

Exhibit Number	Description
16	Letter from Friedman LLP dated July 29, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.
Date:	July 29, 2014	(Registrant)

		By:	/s/ Song Lv
Song Lv
Chief Financial Officer

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